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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported): May 1, 2003 (May 1, 2003)

                            GEORGIA GULF CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                 1-9753                   58-1563799
 (State or Other Jurisdiction     (Commission File            (IRS Employer
        of Incorporation)             Number)            Identification Number)

 400 PERIMETER CENTER TERRACE, SUITE 595, ATLANTA, GA           30346
      (Address of Principal Executive Offices)                (Zip Code)

       Registrant's Telephone Number, including area code: (770) 395-4500

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBITS.

99.1  Press Release Dated May 1, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION BEING FURNISHED UNDER ITEM 12).

              In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

              On May 1, 2003, Georgia Gulf Corporation issued a press release announcing certain financial and operating results for the first quarter of 2003. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated into Item 9 of this Form 8-K by reference.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2003

                                            Georgia Gulf Corporation

                                   By:    /s/  JOEL I. BEERMAN
                                        -----------------------------------
                                   Name:  Joel I. Beerman
                                   Title: Vice President, General Counsel and
                                          Secretary

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                                  EXHIBIT INDEX

99.1  Press Release dated May 1, 2003